UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K
                                   __________


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 26, 2004

                                   CLARK, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     001-31256                52-2103926
(State or other jurisdiction    (Commission file number)     (I.R.S. employer
      of incorporation)                                      identification no.)

 102 SOUTH WYNSTONE DRIVE
 NORTH BARRINGTON, ILLINOIS                                        60010
   (Address of principal                                         (Zip Code)
     executive offices)

       Registrant's telephone number, including area code: (847) 304-5800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 7(c).  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1 Press release dated February 26, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 26, 2004, Clark, Inc. issued a press release announcing its financial results for the three months ended December 31, 2003 and for the twelve months ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CLARK, INC.


Date:  February 26, 2004                         By:  /s/ Jeffrey W. Lemajeur
                                                     ---------------------------
                                                     Jeffrey W. Lemajeur
                                                     Chief Financial Officer


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                                INDEX TO EXHIBITS
                                -----------------

   Exhibit
   -------
     99.1       Press release dated February 26, 2004.